Project Announcement
The AFL-CIO HIT Commits to Finance:
Park Plaza / Olson Court
Minneapolis, MN

HIT Investment:

$25M Participation in a Construction

and Bridge Loan, and

$24M Fannie Mae Forward

Units of Housing: (100% affordable)

Substantial Rehab of 134 Units

New Construction of 119 Units

Union Construction Work Hours:

432,960

Total Economic Benefit:

$103.7M

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of March 31, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

www.aflcio-hit.com